UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2021

GBS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue, 6th Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: Telephone: (646) 828-8258

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 8.01	Other Events

On January 5, 2021, GBS, Inc. (the “Company”) entered into a certain Research Collaboration Agreement with Harvard College for the purposes of facilitating mutual collaboration in scientific research in connection with the Company’s non-exclusive royalty free license to combat COVID-19 coronavirus. The contemplated collaboration includes research teams from the Company and Harvard and will include, among others, exchange of materials and research data, to now progress with the milestone of integrating the Harvard technology with the Company’s biosensor with applications for SARS-Cov-2 antibody test for COVID-19. The Company agreed to pay Harvard a total amount of $609,375 payable in 3 instalments, with $304,687.50 payable upon receipt of the initial invoice, and two additional payments of $152,343.75 each, upon 90 and 180 day anniversary following the date of the agreement. The Company and Harvard will retain all right, title and interest in and to their respective inventions, and will own joint rights to joint inventions. With respect to each invention, subject to third party rights and any limitation imposed by law or by terms of any grant, contract, or cooperative agreement, Harvard granted to the Company an option to negotiate in good faith with Harvard for a non-exclusive or an exclusive, at Company’s discretion, royalty-bearing, worldwide license, with the right to sublicense (with respect to an exclusive license), under Harvard’s interest in the Harvard patent rights and the joint patent rights to develop and make products on terms that are commercially reasonable to the industry. The term of this collaboration is nine months from the effective date of this Agreement. The Agreement contains certain other terms and provisions customary for agreements of this nature.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2021

GBS, INC.

By:	/s/ Harry Simeonidis
Name:	Harry Simeonidis
Title:	Chief Executive Officer